MARCH  1997  AMENDMENT  TO
     AMENDED  AND  RESTATED  HOLDINGS  OPTION  AGREEMENT
     ---------------------------------------------------


     THIS AMENDMENT ("Amendment") to the Amended and Restated Holdings Option Agreement by and between Haynes Holdings, Inc., a Delaware corporation (the "Company"), and Michael D. Austin (the "Optionee") is made and entered into as of the 31st day of March, 1997, by and between the Company and the Optionee.

     PRELIMINARY  STATEMENT
     ----------------------

     The Company has previously adopted the Haynes Holdings, Inc. Employee Stock Option Plan, as amended by that certain First Amendment to the Haynes Holdings, Inc. Employee Stock Option Plan of even date herewith (as amended, the "Plan"). The Company granted the Optionee a nonstatutory stock option to purchase an aggregate of 200,000 shares of the Company's common stock, $.01 par value (the "Common Stock") pursuant to that certain Amended and Restated Holdings Option Agreement dated as of September 1, 1993, as amended by that certain January 1996 Amendment to Holdings Option Agreement (as amended, the "Option Agreement"). The Optionee partially exercised such Option pursuant to that certain Exercise and Repurchase Agreement, dated as of January 24, 1997, by and among the Company and certain option holders including the Optionee and acquired 40,000 shares of the Company's Common Stock which shares were immediately sold to the Company. The Company and the Optionee now desire to enter into this Amendment to, among other things, change the duration of the Option.

     AGREEMENT
     ---------

     In consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.      Definitions.  Capitalized terms used but not defined herein shall have
        -----------
the  meanings  assigned  to  them  in  the  Option  Agreement.

2.          Amendments.
            ----------

     (a) The second sentence of paragraph 1 of the Option Agreement shall be deleted in its entirety and not replaced.

     (b) The third sentence of paragraph 1 of the Option Agreement shall be amended in its entirety to read as follows:

                    "The Option, the Option Shares, and this Agreement are subject to all of the terms, conditions, limitations and restrictions contained in the Plan and the Amended Stockholders Agreement, dated as of January 29, 1997, by and among the Company and the Investors listed on the signature pages thereof, as may be amended from time to time in accordance with the provisions thereof (the "Stockholders Agreement")."

     (c) The first sentence of paragraph 2 of the Option Agreement shall be amended in its entirety to read as follows:

                    "Subject to the provisions of Subsection 6(c) of the Plan, the Option or any portion thereof may be exercised at any time and from time to time with respect to any Option Shares; provided, however, that in no event may the Option or any portion thereof be exercised after the earlier of (a) the date that is three months after your employment with the Company is terminated, except that this paragraph 2(a) shall not apply in the case of a termination of the Optionee's employment (x) by the Company without Cause (as defined herein), (y) due to the death, Disability (as defined in the Plan), or Retirement (as defined in the Plan) of the Optionee, or (z) by the Optionee for Good Reason (as defined herein), and (b) September 1, 2003."

     (d) The following text shall be added to the end of paragraph 5 of the Option Agreement:

               "The Optionee may pay for such Option Shares in cash or by certified check, bank draft or money order payable to the order of the Company. If the exercise of the Option follows the termination of the Optionee's employment with the Company, and such termination was (a) by the Company without Cause, (b) due to the death, Disability (as defined in the
Plan), or Retirement (as defined in the Plan) of the Optionee, or (c) by the Optionee for Good Reason, then the Optionee may also pay for the Option Shares by executing a full recourse promissory note in favor of the Company in the form attached hereto as Exhibit A."
                            ----------

     (e) The first sentence of paragraph 7 shall be amended in its entirety to read as follows:

               "7. You agree that any Option Shares acquired at any time shall be subject to the terms and conditions of the Stockholders Agreement as the same may be amended from time to time in accordance with the provisions thereof."

     (f)        The following text shall be added as paragraph 8 of the Option
Agreement:

               "As used herein the following terms shall have the following meanings:

               "Cause" shall mean, the good faith determination by the Board of Directors of the Company that the Optionee (i) willfully and continually failed to substantially perform his duties with the Company or Haynes International, Inc. ("Haynes") (other than a failure resulting from the Optionee's incapacity due to physical or mental illness) after a written demand for substantial performance has been delivered to such Optionee by the Board of Directors of the Company, which demand specifically identifies the manner in which the Board of Directors believes that the Optionee has not substantially performed his duties, (ii) has willfully engaged in conduct which is demonstrably and materially injurious to the Company or Haynes, monetarily or otherwise or (iii) has engaged in fraud, dishonesty, theft of corporate assets, or an act or acts constituting a felony under the laws of the United States or any state thereof. No act, or failure to act, on the Optionee's part shall be considered "willful" unless he has acted or failed to act with an absence of good faith and without a reasonable belief that his action or failure to act was in or at least not opposed to the best interests of the Company or Haynes, as applicable. Notwithstanding the foregoing, the Optionee shall not be deemed to have been terminated for Cause unless there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than a majority of the entire membership of the Board of Directors of the Company at a meeting of the Board of Directors of the Company.

               "Good Reason" shall mean without the Optionee's written consent, (i) a diminution in the Optionee's status, position or responsibilities (including reporting responsibilities) as in effect immediately prior to the date of this Amendment, (ii) the assignment to the Optionee of any duties which are inconsistent with the Optionee's status, position or responsibilities as in effect immediately prior to the date of this Amendment, (iii) any removal of the Optionee from, or failure to reelect or reappoint him to, a position at least as prestigious as the position occupied by the Optionee immediately prior to the date of this Amendment, except in connection with the termination of the Optionee's employment with the Company for Disability, Retirement or Cause, or as a result of the Optionee's death; (iv) a reduction by the Company or Haynes in the base salary of the Optionee as in effect immediately prior to the date of this Amendment;
(v) the relocation of the principal executive offices of Haynes to a location more than thirty (30) miles from its location immediately prior to the date of this Amendment or the reassignment of the Optionee to a location more than thirty (30) miles from the location at which the Optionee performed his duties immediately prior to the date of this Amendment (except for required travel on the Company's or Haynes' business to an extent substantially consistent with his business travel obligations immediately prior to the date of this Amendment); (vi) the adverse and substantial alteration in the material quality of the office space from that in which the Optionee performed his duties as in effect immediately prior to the date of this Amendment, including the size and location thereof, as well as in the secretarial and administrative support provided to the Optionee; (vii) the failure by the Company or Haynes to continue in effect any incentive, bonus or other compensation plan in which the Optionee participates, including but not limited to Haynes' annual incentive plans, unless an equitable arrangement (embodied in an ongoing substitute for alternative plan) has been made with respect to such plan or the failure by the Company or Haynes to continue the Optionee's participation therein, or any action by the Company or Haynes which would directly or indirectly materially reduce his participation therein or reward opportunities thereunder; (viii) the failure by the Company or Haynes to continue in effect in substantially equivalent form any employee benefit plan (including any medical, hospitalization, life insurance or disability benefit plan in which the Optionee participates), or any material fringe benefit or perquisite enjoyed by the Optionee immediately prior to the date of this Amendment, unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company or Haynes, as the case may be, to continue the Optionee's participation therein, or any action by the Company or Haynes which would directly or indirectly materially reduce his participation therein or reward opportunities thereunder; (ix) the failure by the Company or Haynes, as the case may be, to provide the Optionee with the number of paid vacation days to which he is entitled on the basis of years of service with Haynes in accordance with Haynes' normal vacation policy in effect immediately prior to the date of this Amendment; or (x) a breach of the Option Agreement, this Amendment, or the Stockholders Agreement."

3.     No Other Modification.  Other than as specifically set forth in Section
       ---------------------                                           -------
2 of this Amendment, this Amendment shall not be construed as modifying or amending any term or provision of any agreement or document including, but not limited to, the Option Agreement and the Plan. Other than as specifically modified pursuant to Section 2 of this Amendment, all rights, duties and
                        ----------
obligations of the parties under the Option Agreement and the Plan shall continue in full force and effect.

4.          Entire Amendment.  This Amendment and the Option Agreement and the
            ----------------
agreements and documents referenced therein collectively constitute the entire agreement between the parties to this Amendment with respect to the subject matter of this Amendment and the Option Agreement, and supersede all prior agreements, understandings and arrangements, oral or written, between the parties to this Amendment, with respect to the subject matter of this Amendment and the Option Agreement. Except as specifically provided in this Amendment, no party shall be deemed to have released or waived any rights, obligations or claims.

5.          Counterparts.    This  Amendment  may be executed in any number of
            ------------
counterparts  and  by  the  different parties hereto on separate counterparts,
       -
each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

6.       Successors, Assigns and Transferees.  This Amendment shall be binding
         -----------------------------------
upon and accrue to the benefit of the parties hereto and their respective heirs, successors and assigns.

     IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and the Optionee has individually executed this Amendment as of the date first set forth above.

"COMPANY"

     HAYNES  HOLDINGS,  INC.

     By:

     Title:


     "OPTIONEE"


/s/ Michael  D.  Austin
Michael  D.  Austin